HomeSide Mortgage Securities Trust 2001-1



Quarterly Report as at    11 Apr 2001
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This report is provided pursuant to the "Reports to Noteholders" section of the prospectus for Class A Notes dated 19 January 2001.
A definition or description of certain terms used in this report together with a full description of the transaction may be found in the prospectus.

Further information is available to investors on Bloomberg (page reference
HMST). Information in this report and on Bloomberg have been sourced from the same data. Differences in formatting, calculation and rounding methodology may cause discrepancies between the two sources.







Current Periods and Interest Rates
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Determination Date ...... 11 Apr 2001                            Class A Notes           Class B Notes           Redraw Notes

Payment Date ............ 20 Apr 2001           USD-LIBOR-BBA .. 5.58563    % pa         not applicable         not applicable

Interest Period                                 BBSW............ not applicable         5.90167   % pa          0      % pa
From (and including) .... 25 Jan 2001
To (but excluding) ...... 20 Apr 2001           Margin.......... 0.19      % pa         0.52      % pa          0      % pa
Number of days .......... 85
                                               Interest Rate...  5.77563   % pa         6.42167   % pa          0      % pa
Collection Period
From .................... 03 Jan 2001
To end of month ......... Mar 2001





Noteholder Distribution Summary
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                                 Class A Notes (USD)                Class B Notes (AUD)      Subordination    Redraw Notes (AUD)
                           Per Note           Aggregate         Per Note     Aggregate           %          Per Note    Aggregate

Original Face Amount ..... 100,000.0000   1,059,000,000.00    500,000.0000   20,000,000.00      1.04%           0.00       0.00
Beginning Note Balance ... 100,000.0000   1,059,000,000.00    500,000.0000   20,000,000.00      1.04%           0.00       0.00
Interest Distribution ....   1,363.6904      14,441,481.51      7,477.2870      299,091.48                      0.00       0.00
Principal Distribution ...   7,687.3704      81,409,252.94          0.0000            0.00                      0.00       0.00
Ending Note Balance ......  92,312.6296     977,590,747.06    500,000.0000   20,000,000.00      1.12%           0.00       0.00
Less Carryover Principal
Chargeoffs ...............       0.0000               0.00          0.0000            0.00                      0.00       0.00
Ending Stated Amount .....  92,312.6296     977,590,747.06    500,000.0000   20,000,000.00      1.12%           0.00       0.00

Total Distribution .......   9,051.0608      95,850,734.45      7,477.2870      299,091.48                      0.00       0.00

Current Note Factor ......     0.923126           0.923126        1.000000        1.000000                  0.000000   0.000000




Principal Distribution Statement (AUD)
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Principal Collections on Housing Loans ...................................  161,802,899.54
Amount to be drawn on the Payment Date under the Redraw Facility
Agreement ................................................................            0.00
Issue proceeds of any Redraw Notes to be issued on the Payment Date ......            0.00
Other Amounts of principal received ......................................    1,079,045.38

Total Principal Collections ............................................................................  162,881,944.92


Reimbursement of Redraws .................................................    7,299,900.00
Repay Redraw Principal ...................................................            0.00
Principal Draw ...........................................................    9,162,525.24
Repay Redraw Note Principal ..............................................            0.00
A$ Class A Principal .....................................................  146,419,519.68
Class B Principal ........................................................            0.00

Total Principal Distribution ..........................................................................  162,881,944.92





Interest Distribution Statement (AUD)
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Interest Collections ......................................................  33,809,467.14
Principal Drawing .........................................................   9,162,525.24
Liquidity Drawing .........................................................           0.00

Total Available Income .................................................................................  42,971,992.38


Accrued Interest Adjustment ...............................................  10,833,253.87
Expenses ..................................................................   4,032,446.01
(includes all fees, net interest rate swap payment and other expenses of the Trust)
Reimbursement of previous Liquidity Drawings ..............................           0.00
A$ Class A Interest Amount ................................................  27,807,201.02
A$ Note Interest Amount for Redraw Notes ..................................           0.00
Interest payable under the Redraw Facility
Agreement .................................................................           0.00
Interest payable under the Liquidity
Facility Agreement ........................................................           0.00
A$ Note Interest Amount for Class B Notes .................................     299,091.48

Excess Available Income available for
Distribution ...........................................................................................           0.00
(includes reimbursement of Principal Charge-Offs, unreimbursed Principal Drawings and distribution to Residual Income Unit Holder)





Support Facilities (AUD)
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Liquidity Facility                                                 Redraw Facility
Liquidity Facility Limit .................  19,246,762.59          Redraw Facility Limit ............. 20,000,000.00
Amount Drawn .............................           0.00          Amount Drawn ......................          0.00




Historical CPR
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2001       Jan 2001  Feb 2001  Mar 2001  Apr 2001  May 2001  Jun 2001  Jul 2001  Aug 2001  Sep 2001  Oct 2001  Nov 2001  Dec 2001

                (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)


Monthly CPR     21.4    26.9       31.1
Quarterly CPR                      26.5





Delinquency Information as at Month Ending                          31 Mar 2001
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                               31-60 Days        61-90 Days    91-120 Days     >120 days   Foreclosure/             Total
                                 Past Due          Past Due       Past Due      Past Due           REO

No. of loans                          89                 19              7             0             2                117
No. of loans (%)                   0.40%              0.08%          0.03%         0.00%         0.01%              0.52%
Balance outstanding ($)     8,624,425.00       1,520,516.00     823,164.00          0.00    194,036.00      11,162,141.00
Balance outstanding (%)            0.49%              0.09%          0.05%         0.00%         0.01%              0.63%
Instalment Amount ($)         106,874.00          32,524.00      26,773.00          0.00      3,109.00         169,279.00



Historical Delinquencies as a Percentage of Balance Outstanding
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2001                     Jan 2001  Feb 2001  Mar 2001  Apr 2001  May 2001  Jun 2001  Jul 2001  Aug 2001  Sep 2001

                              (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)       (%)

31-60 Days Past Due ......  0.53     0.49    0.49
61-90 Days Past Due ......  0.00     0.10    0.09
91-120 Days Past Due .....  0.00     0.00    0.05
> 120 Days Past Due ......  0.00     0.00    0.00
Foreclosure/REO ..........  0.01     0.01    0.01
Total ....................  0.54     0.60    0.64


-------------------------------------------------------------
2001                           Oct 2001  Nov 2001  Dec 2001

                                    (%)       (%)       (%)

31-60 Days Past Due ......
61-90 Days Past Due ......
91-120 Days Past Due .....
> 120 Days Past Due ......
Foreclosure/REO ..........
Total ....................





Loss Data
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Quarter Ended                                 Mar 2001               Jun 2001              Sep 2001              Dec 2001
                                         (AUD)      (No Loans)  (AUD)    (No Loans)    (AUD)    (No Loans)    (AUD)   (No Loans)

Losses on Sale of Property ............. 0.00          0
Losses after Mortgage Insurance ........ 0.00          0
Cumulative Losses after Mortgage
Insurance .............................. 0.00          0
Cumulative Losses After Mortgage
Insurance (%) .......................... 0.00%      0.00%





Summary and Weighted Average Calculations               At Issue               Mar 2001          Jun 2001    Sep 2001    Dec 2001
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Total Collateral Balance (AUD) .................... 1,923,597,213.61      1,770,212,418.36
Total Number of Loans .............................           23,931                22,465
Current Average Loan Balance (AUD) ................        80,380.98             78,798.68
Maximum Loan Balance (AUD) ........................       500,417.16            500,307.62
Current Weighted Average LVR ......................            59.62%                59.06%

Weighted Average Loan Rate ........................             7.68%                 7.28%
Weighted Average Term to Maturity (WAM) (months) ..              254                   251
Weighted Average Seasoning (WAS)(months) ..........               23                    26






Loan Size Distribution as at Month Ending    31 Mar 2001
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Loan Size Distribution                                 Number of                Balance of          Number of       Balance of
                                                         Loans                  Loans (AUD)         Loans (%)       Loans (%)
Loan Size < $50,000 ............................          6,520              224,581,667.66          29.02%          12.69%
$50,000 <Loan Size < $100,000 ..................         10,054              731,650,007.57          44.75%          41.33%
$100,000 <Loan Size < $150,000 .................          4,440              530,830,569.21          19.76%          29.99%
$150,000 <Loan Size < $200,000 .................            995              169,167,675.08           4.43%           9.56%
$200,000 <Loan Size < $250,000 .................            291               64,297,561.92           1.30%           3.63%
$250,000 <Loan Size < $300,000 .................            102               27,906,236.49           0.45%           1.58%
$300,000 <Loan Size < $350,000 .................             44               14,093,004.33           0.20%           0.80%
$350,000 <Loan Size < $400,000 .................             10                3,733,321.15           0.04%           0.21%
$400,000 <Loan Size < $450,000 .................              6                2,524,863.88           0.03%           0.14%
$450,000 <Loan Size < $500,000 .................              2                  927,203.45           0.01%           0.05%
$500,000 <Loan Size < $750,000 .................              1                  500,307.62           0.00%           0.03%
$750,000 <Loan Size < $1,000,000 ...............            -                        -                0.00%           0.00%

Total ..........................................         22,465            1,770,212,418.36         100.00%         100.00%




LVR Distribution as at Month Ending          31 Mar 2001
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Loan Size Distribution                    Number of               Balance of                Number of       Balance of
                                            Loans                 Loans (AUD)               Loans (%)       Loans (%)
LVR < 50% ..............................    9,682                544,610,621.67            43.10%            30.77%
50% < LVR < 55% ........................    1,493                125,453,071.85             6.65%             7.09%
55% < LVR < 60% ........................    1,554                133,267,768.53             6.92%             7.53%
60% < LVR < 65% ........................    1,636                149,489,692.01             7.28%             8.44%
65% < LVR < 70% ........................    1,839                173,525,817.27             8.19%             9.80%
70% < LVR < 75% ........................    2,162                210,394,855.27             9.62%            11.89%
75% < LVR < 80% ........................    2,167                233,203,450.39             9.65%            13.17%
80% < LVR < 85% ........................      824                 80,843,512.07             3.67%             4.57%
85% < LVR < 90% ........................      881                 93,715,884.95             3.92%             5.29%
90% < LVR < 95% ........................      225                 25,560,667.24             1.00%             1.44%
95% < LVR < 100% .......................        1                     76,019.06             0.00%             0.00%
LVR > 100% .............................        1                     71,058.05             0.00%             0.00%

Total ..................................   22,465              1,770,212,418.36           100.00%           100.00%





Mortgage Insurance as at Month Ending       31 Mar 2001
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Mortgage Insurer                                                    Number of       Balance of        Number of       Balance of
                                                                      Loans         Loans (AUD)       Loans (%)        Loans (%)

GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd. ...      641         67,714,250.05        2.85%             3.83%
GE Mortgage Insurance Pty Ltd ....................................    1,839        176,409,948.83        8.19%             9.97%
Housing Loans Insurance Corporation ..............................      556         46,830,582.75        2.47%             2.65%
Pool Insurance - GE Capital Mortgage Insurance
Corporation (Australia) Pty Ltd ..................................   19,429      1,479,257,636.73       86.49%            83.56%

Total ............................................................   22,465      1,770,212,418.36      100.00%           100.00%





Geographic Distribution as at Month Ending    31 Mar 2001
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Geographic Distribution               Number of                         Balance of        Number of        Balance of
                                        Loans                           Loans (AUD)       Loans (%)        Loans (%)
ACT Inner City ....................        258                         20,752,666.16        1.15%             1.17%
ACT Metro .........................        157                         12,732,512.79        0.70%             0.72%
ACT Non Metro .....................        132                          9,704,996.23        0.59%             0.55%
NSW Sydney Inner City .............         14                          2,112,110.01        0.06%             0.12%
NSW Sydney Metro ..................      3,521                        364,117,480.67       15.67%            20.57%
NSW Non-Metro .....................      2,407                        175,809,390.01       10.71%             9.93%
QLD Brisbane Inner City ...........         11                          1,210,467.83        0.05%             0.07%
QLD Brisbane Metro ................      2,246                        166,018,202.78       10.00%             9.38%
QLD Non-Metro .....................      2,637                        186,326,019.91       11.74%            10.53%
VIC Melbourne Inner City ..........         38                          4,064,747.79        0.17%             0.23%
VIC Melbourne Metro ...............      4,806                        383,632,229.22       21.39%            21.67%
VIC Non-Metro .....................      1,693                        102,845,794.60        7.54%             5.81%
WA Perth Inner City ...............         24                          2,338,231.60        0.11%             0.13%
WA Perth Metro ....................      2,101                        173,100,801.51        9.35%             9.78%
WA Non-Metro ......................        546                         39,060,331.33        2.43%             2.21%
SA Adelaide Inner City ............          6                            393,521.33        0.03%             0.02%
SA Adelaide Metro .................        990                         66,939,419.17        4.41%             3.78%
SA Non-Metro ......................        408                         23,171,626.40        1.82%             1.31%
NT Darwin Inner City ..............        126                         11,502,265.41        0.56%             0.65%
NT Darwin Metro ...................          -                           -                  0.00%             0.00%
NT Non-Metro ......................         39                          3,633,600.72        0.17%             0.21%
TAS Hobart Inner City .............         12                            798,331.48        0.05%             0.05%
TAS Hobart Metro ..................        182                         13,132,612.09        0.81%             0.74%
TAS Non-Metro .....................        111                          6,815,059.32        0.49%             0.38%
Undefined Post Code ...............          -                           -                  0.00%             0.00%

Total .............................     22,465                      1,770,212,418.36      100.00%           100.00%




Seasoning Analysis - Total Portfolio as at Month Ending            31 Mar 2001
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Seasoning Analysis                                  Number of            Balance of           Number of       Balance of
                                                      Loans              Loans (AUD)          Loans (%)       Loans (%)
Seasoning < 3 months ...........................        -                       -               0.00%          0.00%
3 months < Seasoning < 6 months ................        308              33,555,001.16          1.37%          1.90%
6 months < Seasoning < 12 months ...............      2,592             250,968,309.59         11.54%         14.18%
12 months < Seasoning < 18 months ..............      3,170             277,799,573.88         14.11%         15.69%
18 months < Seasoning < 24 months ..............      4,169             344,470,822.03         18.56%         19.46%
24 months < Seasoning < 36 months ..............      5,957             446,027,071.67         26.52%         25.20%
36 months < Seasoning < 48 months ..............      5,622             377,200,279.15         25.03%         21.31%
48 months < Seasoning < 60 months ..............        647              40,191,360.88          2.88%          2.27%
Seasoning > 60 months ..........................        -                       -               0.00%          0.00%

Total ..........................................     22,465           1,770,212,418.36        100.00%        100.00%



Remaining Loan Term as at Month Ending         31 Mar 2001
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Remaining Loan Term                          Number of                Balance of           Number of         Balance of
                                               Loans                  Loans (AUD)          Loans (%)         Loans (%)
Term < 5 years .............................      228                 7,263,303.13            1.01%            0.41%
5 years < Term < 10 years ..................    1,403                61,030,020.75            6.25%            3.45%
10 years < Term < 15 years .................    2,051               125,783,877.69            9.13%            7.11%
15 years < Term < 20 years .................    2,576               181,420,579.85           11.47%           10.25%
20 years < Term < 25 years .................   16,207             1,394,714,636.94           72.14%           78.79%
25 years < Term < 30 years .................      -                         -                 0.00%            0.00%
30years < Term < 35 years ..................      -                         -                 0.00%            0.00%
Term > 35 years ............................      -                         -                 0.00%            0.00%

Total ......................................   22,465             1,770,212,418.36          100.00%          100.00%





Loan Purpose as at Month Ending                31 Mar 2001
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Loan Purpose                              Number of               Balance of             Number of         Balance of
                                            Loans                 Loans (AUD)            Loans (%)         Loans (%)
Purchase ...............................    8,109                678,178,160.01            36.09%            38.31%
Refinance ..............................    8,424                634,817,945.32            37.50%            35.86%
Refinance - Cash Out ...................    2,396                147,386,569.54            10.67%             8.33%
Investor ...............................    3,536                309,829,743.49            15.74%            17.50%
Other ..................................      -                          -                  0.00%             0.00%

Total ..................................   22,465              1,770,212,418.36           100.00%           100.00%





Loan Type by Interest Rate as at Month Ending  31 Mar 2001
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Loan Type                                 Number of               Balance of             Number of         Balance of
                                            Loans                 Loans (AUD)            Loans (%)         Loans (%)
Variable Rate .........................    15,184              1,095,211,219.85            67.59%            61.87%
Fixed Rate ............................     7,281                675,001,198.51            32.41%            38.13%

Total .................................    22,465              1,770,212,418.36           100.00%           100.00%





Fixed Rate Term Remaining as at Month Ending   31 Mar 2001
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Remaining Fixed Rate Term                   Number of             Balance of              Number of         Balance of
                                              Loans               Loans (AUD)             Loans (%)         Loans (%)

Term < 1 year ..........................      1,674              149,906,731.50            24.35%            23.46%
1 years < Term < 2 years ...............      1,520              127,148,118.63            23.03%            21.33%
2 years < Term < 3 years ...............      2,545              242,623,727.77            33.13%            34.08%
3 years < Term < 4 years ...............      1,067              105,590,269.79            13.69%            14.52%
4 years < Term < 5 years ...............        284               30,553,771.90             3.19%             3.77%
Term > 5 years .........................        191               19,178,578.92             2.61%             2.84%

Total ..................................      7,281              675,001,198.51           100.00%           100.00%



Contact Details
--------------------------------------------------------------------------

Trust Manager ....  HomeSide Global MBS Manager, Inc.

Contacts .........  Robin Chadwick
                    Head of Securitisation
                    HomeSide Lending (Melbourne,
                    Australia)
                    Phone:    (+613) 9601 7513
                    Facsimile (+613) 9601 7600
                    Email:    robin_chadwick@nag.national.com.au

                    Michael Goeller
                    Vice President
                    HomeSide Global MBS Manager, Inc
                    Phone:    (904) 281 7843
                    Facsimile (904) 281 7968
                    Email:    mkgoeller@homeside.com